UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2023

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19350 State Highway 249, Suite 600

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NCSM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01Regulation FD Disclosure.

On December 14, 2023, NCS Multistage Holdings. Inc. (the “Company,” “NCS”, “we” or “our”) issued a press release announcing that its subsidiary had settled outstanding litigation with Boyd & McWilliams Energy Group, Inc. et. al. (defined as the “Texas Matter” in our recent filing on Form 10-Q for the quarter ended September 30, 2023) on the preceding day. Under the settlement agreement, the insurance carrier will pay all agreed-upon settlement amounts to the plaintiff, resulting in no cash payments by NCS. As of September 30, 2023, we had accrued a provision for litigation of $40.8 million associated with this matter. We expect to fully offset this provision during the fourth quarter of 2023 with a benefit from the settlement. In addition, we do not currently have any outstanding litigation related to property damage claims, as we previously settled the litigation in Wyoming in August 2023, with such settlement also fully paid by the insurance carrier. For a further description of these settled litigation matters, please refer to the ‘Texas Matter’ and ‘Wyoming Matter’ in “Note 9. Commitments and Contingencies” to the unaudited condensed consolidated financial statements in our recent filing on Form 10-Q for the quarter ended September 30, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, and is not incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description of the Exhibit
99.1	Press Release dated December 14, 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements, including our expectations regarding losses, appeals outcome and insurance coverage of the lawsuit, are based on our current expectations and assumptions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Such forward-looking statements are intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2023	NCS Multistage Holdings, Inc.

	By:	/s/ Mike Morrison
Mike Morrison
Chief Financial Officer and Treasurer